             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.149-11(c) or
         Section 240.14a-12

                InterCapital Quality Municipal Income Trust
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Name of Registrants as Specified in Its Charter)

                                Lou Anne McInnis
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(j)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)  Fee previously paid:

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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)  Form, Schedule or Registration Statement No.:

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3)  Filing Party:

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4)  Date Filed:

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

                              PRELIMINARY PROXY
      FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 24, 1997

   The Annual Meeting of Shareholders of INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, 44th Floor, 2 World Trade Center, New York, New York 10048, on October 24, 1997, at 11:00 A.M., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. To elect three (3) Trustees to serve until the year 2000 Annual Meeting, or until their successors shall have been elected and qualified;

     2. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1997;

     3. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Shareholders of record as of the close of business on July 31, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                       BARRY FINK,
                                                        Secretary

August   , 1997
New York, New York

                                  IMPORTANT
  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              PRELIMINARY PROXY
     FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSIONS ONLY

                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 24, 1997

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 24, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this proxy statement is expected
to be made on or about August   , 1997.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all Shareholders ("Shareholders") and in favor of Proposal 2 and against Proposal 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   Shareholders of record as of the close of business on July 31, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On July 31, 1997, there were
outstanding            Common Shares of beneficial interest and 4,160
Preferred Shares of beneficial interest of the Trust, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), Dean Witter Trust Company ("DWTC"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition,
the Trust may employ [                      ] as proxy solicitor, the cost of
which is not expected to exceed $3,000 and will be borne by the Trust.

   [       ] and DWTC may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy
card. With respect to the solicitation of a telephonic vote by [       ]
additional expenses would include $   per telephone vote transacted, $   per
outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by the Trust.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. At the Meeting, three Trustees (Manuel
H. Johnson, Wayne E. Hedien and John L. Schroeder) are to be elected to the Trust's Board of Trustees, by the holders of the Common Shares and Preferred Shares voting together as a single class, to serve until the year 2000 Annual Meeting, in accordance with the Trust's Declaration of Trust. At the Meeting, pursuant to the Trust's Declaration of Trust, each nominee is to be elected to the Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares voting together as a single class.

   Six of the current Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent, and John L. Schroeder) plus Wayne E. Hedien are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Mr. Hedien was elected by the Shareholders of the Trust at a Special Meeting of Shareholders held on May 20, 1997 and whose term as Trustee commences on September 1, 1997.) The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trust and InterCapital and thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected previously by the Shareholders of the Trust.

   The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Manuel H. Johnson, Wayne E. Hedien and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why any of the said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above requires the approval of a majority of shares of the Trust represented and entitled to vote (Common Shares and Preferred Shares voting together as a single class).

   Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustee as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Johnson, Hedien and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In addition, the Board has further determined that one each of the Class I Trustees and the Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire have been designated as the nominees to be elected to the Trust's Board of Trustees by the Preferred Shareholders, the term of each to expire with his designated Class. In accordance with the above, the Trustees in Class II are standing for election at this Meeting and, if elected, will serve until the year 2000 Annual Meeting or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

   The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 31, 1997 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 83 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee to be elected at the Meeting by all Shareholders are:

   DR. MANUEL H. JOHNSON, Trustee since July, 1991; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Trustee of the Financial Accounting Foundation (oversight organization for the Financial Aaccounting Standards Board); Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   WAYNE E. HEDIEN, (63) Retired, Director or Trustee of the Dean Witter Funds (commencing on September 1, 1997); Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March, 1993-December, 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July, 1989-December,
1994); director of various other business and charitable organizations.

   JOHN L. SCHROEDER, Trustee since April, 1994; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995), Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (1983-1991).

   The Trustees who are not standing for reelection at the Meeting are:

   MICHAEL BOZIC, Trustee since April, 1994; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director and Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee since June, 1991; age 64; Chairman, Chief Executive Officer and Director of InterCapital, Dean Witter Services Company, Inc. ("DWSC") and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC") (since October,
1989); Director and/or Officer of various MSDWD subsidiaries (until February,
1993); formerly Executive Vice President and Director of Dean Witter, Discover & Co. (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Corp. (health insurance); Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since July, 1992, age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   MICHAEL E. NUGENT, Trustee since July, 1992; age 61; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   PHILIP J. PURCELL, Trustee since April, 1994; age 53; Chairman of the Board of Directors and Chief Executive Officer of MSDWD, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

   The executive officers of the Trust other than shown above are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Mitchell M. Merin, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Gerard J. Lian and Joseph Arcieri are Vice Presidents of the Trust and Marilyn K. Cranney, Lou Anne D. McInnis, Ruth Rossi, Carsten Otto and Frank Bruttomesso serve as Assistant Secretaries. Mr. Fink is 42 years old and is currently Senior Vice President, Secretary and General Counsel (since February, 1997) of InterCapital and DWSC and (since August, 1996) Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General

Counsel of Distributors (since February 1997). Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital. Mr. Merin is 43 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President, Chief Administrative Officer and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital and Director of DWTC (since April, 1996); he is also Chief Investment Officer of InterCapital. He was previously Senior Vice President of InterCapital (June, 1995-April, 1996). He was formerly a Managing Director of Dillon Reed. Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and a Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 50 years old and is currently First Vice President of InterCapital and Assistant Treasurer of InterCapital and DWSC. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Lian is 42 years old and is currently Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital. Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Other than Mr. Giambrone and Mr. McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $87.9 billion and more than six million shareholders.

   Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended October 31, 1996, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held 3, 10 and 3 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1997, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was
approximately $    million.

   As of the record date for this meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1996.

            TRUST COMPENSATION

                               AGGREGATE
                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE  FROM THE TRUST
--------------------------- --------------
Michael Bozic ..............     $1,750
Edwin J. Garn ..............      1,800
John R. Haire ..............      3,850
Dr. Manuel H. Johnson.......      1,750
Michael E. Nugent ..........      1,750
John L. Schroeder...........      1,750

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                 FOR SERVICE AS
                                                                   CHAIRMAN OF     FOR SERVICE AS
                                                                  COMMITTEES OF     CHAIRMAN OF
                                FOR SERVICE                        INDEPENDENT     COMMITTEES OF     TOTAL CASH
                              AS DIRECTOR OR    FOR SERVICE AS  DIRECTOR/TRUSTEES   INDEPENDENT     COMPENSATION
                                TRUSTEE AND      TRUSTEE AND        AND AUDIT       TRUSTEES AND   FOR SERVICES TO
                             COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82       AUDIT       82 DEAN WITTER
                             OF 82 DEAN WITTER   OF 14 TCW/DW      DEAN WITTER    COMMITTEES OF 14  FUNDS AND 14
NAME OF INDEPENDENT TRUSTEE        FUNDS            FUNDS             FUNDS         TCW/DW FUNDS    TCW/DW FUNDS
--------------------------- ----------------- ---------------- ----------------- ---------------- ---------------
Michael Bozic ..............     $138,850               --                --               --         $138,850
Edwin J. Garn ..............      140,900               --                --               --          140,900
John R. Haire ..............      106,400          $64,283          $195,450          $12,187          378,320
Dr. Manuel H. Johnson.......      137,100           66,483                --               --          203,583
Michael E. Nugent ..........      138,850           64,283                --               --          203,133
John L. Schroeder...........      137,150           69,083                --               --          206,233

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended March 31, 1997 and by the 57 Dean Witter Funds (including the Trust) for the year ended December 31, 1996, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of March 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.

         RETIREMENT BENEFITS FROM THE TRUST AND ALL DEAN WITTER FUNDS

                                    FOR ALL FUNDS                 RETIREMENT
                            ------------------------------         BENEFITS                ESTIMATED ANNUAL
                              ESTIMATED                           ACCRUED AS                   BENEFITS
                            CREDITED YEARS    ESTIMATED            EXPENSES                UPON RETIREMENT(2)
                            OF SERVICE AT   PERCENTAGE OF ---------------------------  -------------------------
NAME OF INDEPENDENT           RETIREMENT      ELIGIBLE        BY THE        BY ALL      FROM THE     FROM ALL
TRUSTEE                      (MAXIMUM 10)   COMPENSATION      TRUST     ADOPTING FUNDS   TRUST    ADOPTING FUNDS
-------------------------- -------------- --------------- ------------ --------------   ---------- --------------
Michael Bozic .............       10            50.0%         $  357       $20,147       $  850      $ 51,325
Edwin J. Garn .............       10            50.0             595        27,772          850        51,325
John R. Haire .............       10            50.0           3,419        46,952        1,961       129,550
Dr. Manuel H. Johnson  ....       10            50.0             240        10,926          850        51,325
Michael E. Nugent .........       10            50.0             450        19,217          850        51,325
John L. Schroeder..........        8            41.7             686        38,700          708        42,771

---------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER AND THE INVESTMENT MANAGEMENT AGREEMENT

   InterCapital serves as the investment manager for the Trust pursuant to an investment management agreement entered into between the Trust and InterCapital dated May 31, 1997 (the "Management Agreement") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Management Agreement was approved by the Board of Trustees of the respective Trust on February 21, 1997 and by the Trust's Shareholders at a Special Meeting of Shareholders held on May 20, 1997. The Management Agreement supersedes an earlier investment management agreement between the Trust and InterCapital and is identical in all material respects, including fees payable by the Trust thereunder, to the earlier investment management agreement, except for the dates of effectiveness and termination.

THE MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   Under the Management Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program, charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues for industry associations; interest payable on the Trust's borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Management Agreement.

   The Investment Manager pays the compensation of the officers of the Trust and provides the Trust with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Management Agreement, the Trust pays the Investment Manager compensation which is accrued weekly and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. For the fiscal year ended October 31, 1996, the Trust accrued to the Investment Manager pursuant to the Management Agreement, total compensation of $2,605,581. The net assets of the Trust totalled $734,799,115 at October 31, 1996. The administrative services called for under the Management Agreement are performed by DWSC, a wholly-owned subsidiary of InterCapital, pursuant to a Services Agreement between InterCapital and DWSC.

   The Management Agreement will continue in effect for an initial term ending April 30, 1999 and will continue in effect from year to year thereafter provided such continuance is approved by the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities (Common Shares and Preferred Shares voting together as a single class) of the Trust, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of MSDWD.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of MSDWD and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and Chief Legal Officer of MSDWD, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Strategic and Administrative Officer of MSDWD and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors and InterCapital and DWSC.

   The business address of Mr. Purcell, Ms. Edwards and Mr. Schneider is 1585 Broadway, New York, New York; the business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust and sets forth the fees payable to InterCapital by such companies, including the Trust, and their net assets as of July 31, 1997.

   MSDWD has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDWD involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended October 31, 1996, the Trust accrued to DWTC, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $187,876.

AFFILIATED BROKERAGE

   Because DWR and InterCapital are under the common control of MSDWD, DWR is an affiliated broker of InterCapital. During the fiscal year ended October 31, 1996, the Trust did not pay any brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1997. Its selection is being submitted for ratification or rejection by shareholders at the meeting. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

          (4) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE THAT EACH TRUSTEE, WITHIN THIRTY DAYS
                OF ELECTION, BECOME A SHAREHOLDER OF THE TRUST

   The Trust has been informed by Carol W. Mullett, 1420 Fern Court, Vero
Beach, Florida 32963-4009, a shareholder of record who owned      Common
Shares at July 31, 1997 (the "Proponent"), that she intends to submit the following proposal at the meeting:

   "RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust."

   The Proponent has requested that the following statement be included in support of her proposal:

   "I believe it is self-evident that the Trustees could better understand and represent the interests of the shareholders if they were shareholders themselves. Yet, according to the last proxy statement, not one of our Trustees owns a single share of our Trust. In fact, no Trustee has EVER been a shareholder. You can read below a litany of excuses and explanations seeking to convince you that we are better off because the Trustees are not shareholders. They list three major reasons: 1. The Trust's objectives and policies may not be appropriate for a Trustee. Is it possible that not one of the Trustees shares our objectives of tax-free income through high quality securities? 2. If a Trustee invested in our Trust he would have to invest in every trust in the complex. This objection is simply a smokescreen since my proposal relates only to our Trust and has nothing to do with any other trust or fund. 3. In order to address shareholder "expectations" and "concerns" the Trustees adopted a policy in July 1996 requiring each Trustee to invest a minimum of $25,000 in OTHER funds. Coincidentally, this policy was adopted only after a proposal to require the Trustees to join us as shareholders. Are your "concerns" met because the Trustees have agreed to invest in some other companies? In fact, they can even meet this requirement by investing in money market funds. I urge you to vote for this proposal and encourage the Trustees to join US as shareholders in OUR Trust."

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

   A similar proposal (submitted by Edwin S. Mullet) to amend the Trust's Declaration of Trust was included in the proxy statement relating to last year's annual meeting. That proposal was included and was defeated by shareholders. The Trustees determined to oppose the proposal last year. The Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponents was in the best interests of the Trust and its shareholders and they concluded that it was not. For the reasons stated below, the Trustees continue to adhere to this view.

THE SHARE OWNERSHIP POLICY

   The Trustees have adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the Dean Witter complex, including the Trust (and, if applicable, in the TCW/DW Funds) on whose boards the Trustee serves. Thus, the Proponent misstates the policy since it does include the Trust. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of [Record Date], 1997, the total value of shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) owned
by the Trustees and/or their spouses was approximately $    million.

REASONS FOR OPPOSING SHAREHOLDER PROPOSAL

   The share ownership policy requires the Trustees make a significant investment in the funds in the Dean Witter complex, which includes the Trust, while allowing the Trustees to select the specific funds that meet their individual investment needs. As they stated in last year's proxy statement, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

   The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Trustees believe that having the same Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

   For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

   The affirmative vote of the holders of a majority of each of the Common Shares and Preferred Shares outstanding and entitled to vote at the Annual Meeting, each voting as a separate class, is required for the approval of the shareholder proposal.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

   Abstentions and, if applicable, broker non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than April 29, 1998, for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   The Trust's Annual Report, for its fiscal year ended October 31, 1996, and its most recent Semi-Annual Report succeeding the Annual Report, have been sent previously to Shareholders and are available without charge upon request from Adrienne Ryan-Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).

                         INTEREST OF CERTAIN PERSONS

   MSDWD, InterCapital, DWR, DWSC, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of MSDWD. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                           By Order of the Board of Trustees
                           BARRY FINK
                           Secretary

                                                                      APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trusts and the other investment companies listed below which have similar investment objectives to that of the Trusts. Set forth below is a chart showing the net assets of each such investment company as of July 31, 1997 and the investment management or advisory fee rate(s) applicable to such investment comany.

                                                                                     CURRENT INVESTMENT
                                                                                       MANAGEMENT OR
                                                                                    ADVISORY FEE RATE(S)
                                                              NET ASSETS              AS A PERCENTAGE
                                                            AS OF 07/31/97             OF NET ASSETS
                                                         ------------------ ----------------------------------
1.  DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND* ........         $         0.55% on assets up to $500
                                                                            million, scaled down at various
                                                                            asset levels to 0.45% on assets
                                                                            over $1.25 billion
2.  DEAN WITTER LIMITED TERM MUNICIPAL TRUST*............                   0.50%
3.  DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST* .....                   0.35%
4.  DEAN WITTER NATIONAL MUNICIPAL TRUST*................                   0.35%
5.  DEAN WITTER NEW YORK TAX-FREE INCOME FUND* ..........                   0.55% on assets up to $500 million
                                                                            and 0.525% on assets over $500
                                                                            million
6.  DEAN WITTER TAX-EXEMPT SECURITIES TRUST*.............                   0.50% on assets up to $500
                                                                            million, scaled down at various
                                                                            asset levels to 0.325% on assets
                                                                            over $1.25 billion
7.  INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME                        0.35%
    TRUST**..............................................
8.  INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL                               0.35%
    SECURITIES**.........................................
9.  INTERCAPITAL INSURED CALIFORNIA MUNICIPAL                               0.35%
    SECURITIES**.........................................
10. INTERCAPITAL INSURED MUNICIPAL BOND TRUST** ........                    0.35%
11. INTERCAPITAL INSURED MUNICIPAL INCOME TRUST** ......                    0.35%
12. INTERCAPITAL INSURED MUNICIPAL SECURITIES** ........                    0.35%
13. INTERCAPITAL INSURED MUNICIPAL TRUST**..............                    0.35%
14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL                                 0.35%
    SECURITIES**........................................
15. INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST** ......                    0.35%
16. INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST** ..                    0.35%
17. INTERCAPITAL QUALITY MUNICIPAL SECURITIES** ........                    0.35%
18. MUNICIPAL INCOME TRUST**............................                    0.35% on assets up to $250 million
                                                                            and 0.25% on assets over $250
                                                                            million

                               A-1

                                                                                     CURRENT INVESTMENT
                                                                                       MANAGEMENT OR
                                                                                    ADVISORY FEE RATE(S)
                                                              NET ASSETS              AS A PERCENTAGE
                                                            AS OF 07/31/97             OF NET ASSETS
                                                         ------------------ ----------------------------------
19. MUNICIPAL INCOME TRUST II**.........................          $         0.40% on assets up to $250 million
                                                                            and 0.30% on assets over $250
                                                                            million
20. MUNICIPAL INCOME TRUST III**........................                    0.40% on assets up to $250 million
                                                                            and 0.30% on assets over $250
                                                                            million
21. MUNICIPAL INCOME OPPORTUNITIES TRUST**..............                    0.50%
22. MUNICIPAL INCOME OPPORTUNITIES TRUST II** ..........                    0.50%
23. MUNICIPAL INCOME OPPORTUNITIES TRUST III** .........                    0.50%
24. MUNICIPAL PREMIUM INCOME TRUST**....................                    0.40%
25. DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND*** ..                    0.50%
26. DEAN WITTER HAWAII MUNICIPAL TRUST* ................                    0.35% (1)

------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions
(1) InterCapital has undertaken, until December 31, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital Quality Municipal Income Trust on October 24, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals
set forth in the Notice of Meeting dated August   , 1997 as follows:


                         (Continued on reverse side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.
     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

X    PLEASE MARK VOTES AS IN THE EXAMPLE USING             COMMON SHARES
     BLACK OR BLUE INK

1. Election of three (3) Trustees:
   Manuel H. Johnson, Wayne E. Hedien,
   John L. Schroeder

 FOR      WITHHOLD      FOR ALL
                        EXCEPT
 [ ]      [ ]            [ ]

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of Price Waterhouse
   LLP as independent accountants.

FOR   AGAINST  ABSTAIN
 [ ]      [ ]      [ ]

3. Shareholder Proposal
   (NOTE: THE TRUSTEES RECOMMEND
   A VOTE AGAINST THIS PROPOSAL)

FOR   AGAINST  ABSTAIN
 [ ]      [ ]      [ ]
            Please make sure to sign and date
            this Proxy using black or blue ink.          Date ---------------

            -----------------------------------   ----------------------------

            -----------------------------------   -----------------------------

             Shareholder sign in the box above      Co-Owner (if any) sign in
                                                          the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
      [arrow up]   PLEASE DETACH AT PERFORATION [arrow up]



                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
                                   IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

           YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital Quality Municipal Income Trust on October 24, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals
set forth in the Notice of Meeting dated August   , 1997 as follows:



                         (Continued on reverse side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.
     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

X    PLEASE MARK VOTES AS IN THE EXAMPLE USING           PREFERRED SHARES
     BLACK OR BLUE INK

1. Election of three (3) Trustees:
   Manuel H. Johnson, Wayne E. Hedien,
   John L. Schroeder

   FOR      WITHHOLD        FOR ALL
                            EXCEPT
   [ ]        [ ]             [ ]

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

 2. Ratification of Price Waterhouse
    LLP as independent accountants.

FOR          AGAINST        ABSTAIN
 [ ]           [ ]            [ ]

 3. Shareholder Proposal
    (NOTE: THE TRUSTEES RECOMMEND
    A VOTE AGAINST THIS PROPOSAL)

FOR          AGAINST        ABSTAIN
 [ ]           [ ]            [ ]

            Please make sure to sign and date
            this Proxy using black or blue ink.         Date _________________
            ----------------------------------          ----------------------

            ----------------------------------          -----------------------
             Shareholder sign in the box above          Co-Owner (if any) sign
                                                            in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            [arrow up] PLEASE DETACH AT PERFORATION [arrow up]

                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

                                  IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!
            YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.